UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 29, 2007

ENTERPRISE GP HOLDINGS L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-32610	13-4297064
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Louisiana, 10th Floor
Houston, Texas 77002
(Address of Principal Executive Offices, including Zip Code)

(713) 381-6500
(Registrant’s Telephone Number, including Area Code:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 29, 2007, certain executive officers of our subsidiary, Enterprise Products GP, LLC, gave a presentation to investors and analysts regarding the businesses, growth strategies and recent financial performance of Enterprise Products Partners L.P. (“Enterprise Products Partners”). In addition, Dan L. Duncan, the ultimate controlling person of our general partner, provided an introductory presentation.

Enterprise Products Partners is a North American midstream energy company that provides a wide range of services to producers and consumers of natural gas, natural gas liquids (“NGLs”) and crude oil. In addition, Enterprise Products Partners is an industry leader in the development of pipeline and other midstream energy assets in the continental United States and Gulf of Mexico. Enterprise GP Holdings L.P. is the sole member of Enterprise Products GP, LLC.

A copy of the presentations are filed as Exhibits 99.1 and 99.2 to a Current Report on Form 8-K filed by Enterprise Products Partners on March 29, 2007 (File No. 1-14323). The Enterprise Products Partners’ presentation includes a glossary of industry terms and a reconciliation of non-GAAP financial measures used in that presentation. In addition, interested parties will be able to view the presentations by visiting Enterprise Products Partners’ website, www.epplp.com. The presentations will be archived on its website for 90 days.

Also, the presentations contain various forward-looking statements. For a general discussion of such statements, please refer to Slide 2 of each presentation.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
99.1

Enterprise Products Partners’ Analyst Conference presentation dated March 29, 2007 (Filed as Exhibit 99.1 to Current Report on Form 8-K of Enterprise Products Partners L.P. dated March 29, 2007 - Commission File No. 1-14323).

99.2	EPCO, Inc. presentation dated March 29, 2007 (Filed as Exhibit 99.2 to Current Report on Form 8-K of Enterprise Products Partners L.P. dated March 29, 2007 - Commission File No. 1-14323).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE GP HOLDINGS L.P.

By:	EPE Holdings, LLC, as general partner

Date: March 29, 2007	By: ___/s/ Michael J. Knesek__________
	Name:	Michael J. Knesek
	Title:	Senior Vice President, Controller
and Principal Accounting Officer
of EPE Holdings, LLC